UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06495

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated
(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 800

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 800

Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: May 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

www.preferredincome.com

Semi-Annual Report
May 31, 2026

Flaherty & Crumrine Preferred and Income Opportunity Fund

To the Shareholders of Flaherty & Crumrine Preferred and Income Opportunity Fund (“PFO”):

The first half of Fiscal 2026 was a tale of two quarters, with geopolitical events once again interrupting an otherwise positive market tone, yet preferred and contingent capital (CoCo) markets proved resilient. For the first half of the fiscal year, total return1 on net asset value (“NAV”) was 2.57% and total return on market price of Fund shares was 0.17%.

TOTAL RETURN ON NET ASSET VALUE
For Periods Ended May 31, 2026

	Actual Returns		Average Annualized Returns
	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Preferred and Income Opportunity Fund	2.57%	10.55%	13.23%	3.43%	6.33%	8.44%
Bloomberg US Aggregate Bond Index(2)	0.23%	5.13%	3.95%	0.17%	1.70%	4.66%
S&P 500 Index(3)	11.31%	29.74%	23.58%	14.12%	15.63%	10.95%

(1)Since inception on February 13, 1992.

(2)The Bloomberg US Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

(3)The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

This letter echoes our semiannual report from a year ago, except this year’s market disruption event was the Iran conflict instead of tariff policies in 2025. Fiscal 2026 began with a continuation of positive economic themes and market technicals from the second half of Fiscal 2025. Although the economy remained on solid footing, there were growing signs of labor market stagnation and expectations that stubborn, albeit elevated, inflation would ease as earlier tariff pressures faded. The market began 2026 pricing in up to 0.75% more rate cuts by the Federal Reserve (the Fed) by late 2027.

Market supply and demand dynamics continued to push credit spreads narrower. The yield curve was positively sloped, and investors continued to allocate assets to fixed-income markets after several years of underperformance. Corporate bond supply remained elevated but preferred and CoCo supply was moderate at best. Many securities issued in the low-rate environment of 2020-2021 reached first call dates and were refinanced at higher initial yields but narrower reset spreads. Corporate earnings remained strong, Fed policy was supportive, preferred and CoCo supply was manageable, and investors were eyeing yields that had not been available in many years. The low point for Treasury yields this fiscal year was on February 27, 2026, the day before the U.S. and Israel launched their military campaign in Iran. Sentiment quickly changed.

Like earlier tariff announcements, the Iran conflict was sudden and concerning for investors and analysts. Oil prices jumped significantly, and economic uncertainty rose considerably. Interest rates moved notably higher, and the yield curve steepened as inflation expectations increased. Most losses in fixed income, including preferreds and CoCos, were related to higher interest rates. Spreads widened only modestly. Fixed-rate preferreds, many of which are $25-par structures with longer duration, generally fared worse than fixed-reset securities. Most of the CoCo market is fixed-reset and benefits from relatively higher coupons and wider spreads than traditional U.S. preferreds. That income advantage has helped performance this year. As of May 31, 2026, fixed-rate securities were approximately 16.8% of the fund’s portfolio.

1Following the methodology required by the Securities and Exchange Commission, total return is based upon the Fund’s net asset value or market price per share (excluding the effects of brokerage commissions), as applicable, and assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

While volatility and uncertainty were elevated in Fiscal Q2, markets also began to look beyond the Iran conflict, as positive corporate earnings momentum and macroeconomic data continued to be encouraging. Technology earnings generally exceeded already lofty expectations, notably for chip makers and sectors tied to AI development. As a proxy for investor attitudes, the S&P 500 reached its low point only a month into the Iran conflict on March 31, 2026, and by the end of Fiscal Q2 the index was up 16.11% from that low and 10.19% higher than February 28, 2026.

Preferred and CoCo markets followed a similar path, although with much less volatility than equity markets—less downside initially, but also more limited upside when compared to common equities as interest rates remained elevated. This makes sense overall as the preferred and CoCo market, historically, have had virtually no direct exposure to technology companies. This has changed recently with technology firms issuing convertible preferreds as issuers tap multiple channels to raise capital to support AI investments. These securities have substantial common equity features, and we generally consider them distinct from the traditional (non-convertible) preferred market. However, issuance in this space has been robust, with very large issue sizes, and it is beginning to reshape certain preferred market indices—introducing significant equity exposure and elevating index volatility. The fund’s portfolio does not currently have any position in these tech-focused convertibles.

Earnings for preferred and CoCo issuers have remained very healthy, and companies continue to retain capital and improve balance sheet metrics. Banks and insurance companies have benefited from a steeper yield curve, while wider net interest margins have boosted earnings and capital. Loan losses have moved up modestly from historical lows in recent years but remain low and manageable.

As a corollary effect of AI development, demand for electricity generation and distribution has soared, and utilities are rushing to meet this demand. Utility capital expenditure budgets have increased dramatically, and issuers rely on preferred and hybrid issuance to meet some of their financing needs. This is a segment of the preferred market that has seen elevated issuance, but it has been met with similarly strong demand as tight investment grade (IG) and high yield (HY) spreads make these new securities look very attractive for traditional IG fixed-income investors—expanding the buyer base beyond dedicated preferred and CoCo investors.

IG and HY spreads are back to historically tight levels and preferred and CoCo spreads also have narrowed. Relative to IG and HY, however, preferreds and CoCos continue to offer incremental spread that is difficult to find in other fixed-income sectors without also increasing duration or issuer credit risk. At today’s narrow spreads, a return to lower interest rates may be required for total returns to exceed coupon income this year. The interest rate outlook remains uncertain given recent strong economic data and ongoing tension between employment and inflation trends. Recent changes in Fed leadership bring new uncertainties to the outlook. We remain constructive on preferreds and CoCos and believe their income advantage will continue to generate a total return advantage over most fixed-income alternatives.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

June 30, 2026

DISCUSSION TOPICS

(Unaudited)

Fund Performance

The table below presents the primary components that comprise the Fund’s total return1 on NAV for the six months ended May 31, 2026. These components include: (a) total return on the Fund’s portfolio of securities; (b) the impact of utilizing leverage; and (c) Fund operating expenses. When these components are added together, they comprise total return on NAV. Past performance does not predict future results. Performance shown in the graphs and tables herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Components of PFO’s Total Return on NAV
for the Six Months Ended May 31, 2026(1)

Total Return on Unleveraged Securities Portfolio (including principal change and income)	2.76%
Impact of Leverage (including leverage expense)	0.50%
Expenses (excluding leverage expense)	-0.69%
(1)Actual, not annualizedTotal Return on NAV	2.57%

For the six months ended May 31, 2026, the Benchmark Index2,3 returned 1.96%. This index reflects various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

While our focus is primarily on managing the Fund’s investment portfolio, a shareholder’s actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. The table and chart below depict total return on net asset value and total return on market price over the preceding 10 fiscal years.

Average Annual Total Returns as of 5/31/26
	Average Annual
	1-Year	5-Year	10-Year
PFO at NAV	10.55%	3.43%	6.33%
PFO at Market Price	9.93%	-0.09%	4.54%
Benchmark Index	7.26%	2.54%	4.55%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares and taxable income when you receive distributions.

1Following the methodology required by the Securities and Exchange Commission, total return is based upon the Fund’s net asset value or market price per share (excluding the effects of brokerage commissions), as applicable, and assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

2The Fund’s Benchmark Index is the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC), which includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. Index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

3The benchmarks from ICE Data Indices, LLC (“ICE Data”) are used with permission. ICE Data, its affiliates and their respective third-party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third-party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third-party suppliers do not sponsor, endorse, or recommend Flaherty & Crumrine Incorporated, or any of its products or services.

In a more perfect world, the market price of Fund shares and its NAV would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

U.S. Economic & Credit Outlook

While we did not foresee the geopolitical events of 2026’s first half, U.S. economic growth and inflation appear to be about in line with our expectations (approximately 2% and 3%, respectively) at the beginning of the year. The U.S. economy grew at a healthy 2.1% pace in the first quarter of 2026, and economists in Bloomberg’s June U.S. Economic Survey forecast 2.5% growth in Q2 and about 2.0% in the second half. That growth comes despite a shock to the supplies and prices of oil and several other important commodities from the Iran conflict. The price of West Texas intermediate crude oil, which peaked above $110 per barrel in April, is back near $70pb as oil supplies have increased, although future disruptions may reemerge.

Growth across major sectors of the U.S. economy was mixed. Consumer spending in the first quarter slowed as higher inflation sapped real (i.e., after-inflation) personal income. A recent pickup in job growth (see below) and lower oil prices should boost real personal spending beginning in Q2. Business investment boomed, led by large investments in artificial intelligence (AI) and supporting infrastructure, and business surveys suggest there is more to come. Government spending jumped, although that mostly reflected a rebound from the partial federal government shutdown in 4Q2025. In contrast, residential investment fell. With mortgage rates near the highest levels in years, lingering worries over job prospects, and a still-limited supply of homes for sale keeping prices high, we expect residential investment to remain subdued.

After falling by an average of 8,000 jobs per month over the last six months of 2025, employment rose by 92,000 per month in the first half of 2026, and the unemployment rate declined slightly. These job gains could simply represent catch-up from those earlier payroll declines, but they also likely reflect underlying growth in demand and continued corporate profitability. Although AI adoption may slow hiring in some sectors, we believe employment will expand quickly enough to keep unemployment relatively low. Given low immigration and slow domestic population growth, it does not take huge monthly employment gains to absorb new entrants to the labor force when the existing workforce is losing workers rapidly to retirement.

Inflation has remained sticky, with CPI excluding food and energy up 3.1% so far in 2026, well above the Federal Reserve’s target and moving in the wrong direction. On-again, off-again tariffs make it difficult to estimate their impact on inflation, but core goods prices were up just 0.4% over the five months ending in May 2026 after rising 1.8% in the second half of 2025 (and near zero in 2024), suggesting their impact has faded, at least for now. In contrast, core services prices were up 4.1% versus 3.2% over the same periods. With energy prices trending down, we expect some relief on service inflation in the second half of the year. Although there is risk that another round of tariffs could boost core goods prices, we think lower service prices should push down core inflation as the year progresses.

Good GDP growth, firmer employment, and sticky inflation prompted the market and the Federal Open Market Committee (FOMC) to reevaluate expectations for lower short-term rates this year. The FOMC’s “dot plot” median now anticipates one 25 basis point (bp) rate hike by the end of 2026, and markets have priced in about 38 bp of hikes, a swing in expectations of 50-75 bp since year-end 2025. While we thought the market expected too much easing at the beginning of the year, we think it anticipates too much tightening now . If we are right about inflation, we expect the Fed to keep rates on hold this year.

Our fundamental credit outlook remains positive. Nonfinancial corporate balance sheets are healthy, showing good liquidity, declining leverage, and cash flow that exceeds capital expenditure—even after recent AI-driven investment. Banks’ commercial loan delinquencies are stable or declining overall. Commercial office and multifamily loans continue to experience elevated charge offs, but these portfolios are shrinking, and problem loans are down. Consumer loan delinquencies and charge-offs have stabilized overall. Allowances for loan losses and bank capital are strong. Net interest margins and earnings are up, adding additional loss-absorption capacity should net charge offs rise in the quarters ahead.

Of course, higher tariffs, disruptions from AI and supply chains, low immigration, slow labor force growth, and unsustainable deficit spending are just some of the risks to our positive economic and credit outlooks. We remain attentive to the risks they pose. Nonetheless, as the United States celebrates 250 years of independence, we are reminded of the strengths of America’s foundation, the great resilience of its people and institutions, and the benefits of individual freedom. We remain optimistic.

A Review of 2026 Dodd-Frank Bank Stress Tests

On June 24, the Federal Reserve released the results of the 2026 Dodd-Frank Act Stress Test (DFAST). The results demonstrate that the U.S. banking system remains highly resilient and sufficiently capitalized to withstand a severe global economic shock. All 32 participating banks passed the stress test, maintaining capital levels above their minimum regulatory requirements4 under a severely adverse hypothetical recession (which assumes U.S. real GDP declines 4.6%, unemployment rate spikes to 10%, home prices decline 30%, equity markets decline 58%, and commercial real estate prices fall 39%). Despite projected aggregate losses exceeding $708 billion, the aggregate Common Equity Tier 1 (CET1) capital ratio (a key measure of a bank’s financial strength) fell by only 1.6%, from 12.8% to 11.2%. This represents the smallest aggregate decline in the past seven years and demonstrates banks’ robust capital cushions. Scenario losses came primarily from credit cards ($203 billion), commercial and industrial loans ($158 billion) and commercial real estate ($77 billion).

The 2026 exercise tested 32 banks, up from 22 in 2025. This increase is due to Category IV (large regional) banks returning to their required biennial testing cycle. As a result, direct comparisons to last year’s results are a bit complicated. Nonetheless, there were a few notable developments. First, the improvement in net interest income (NII) was the primary driver of the smaller decline in the aggregate CET1 under the severely adverse scenario in 2026 compared to 2025. The Fed noted that recent loan growth and stronger earnings resulted in meaningfully higher projected NII. NII also benefitted from higher interest rates in the 2026 stress scenario compared to 2025 due to a new framework that narrowed the range of potential values for key model variables and made them internally consistent. However, higher interest rates in the 2026 stress scenario wasn’t singularly positive for banks. Greater NII was partially offset by lower unrealized gains on available-for-sale (AFS) securities (primarily agency MBS and U.S. Treasuries), which didn’t gain as much under the higher interest rate scenario.

Finally, in a major departure from prior years, the Fed announced that banks’ Stress Capital Buffers (SCBs) would not be adjusted based on this year’s test. Previously, stress test results determined each bank’s new SCB, which become effective later in the year. This year, each bank’s current SCB will remain unchanged until October 1, 2027. The pause is intended to give the Federal Reserve time to implement reforms in the stress-testing process. In response to industry comments, the Fed is revamping its loss-estimate models and taking public feedback into consideration to reduce volatility and improve transparency for the 2027 cycle.

DFAST 2026 is a transitional exercise given potential changes from Basel III Endgame adoption and continued evolution of the stress test framework. Nevertheless, 2026 DFAST results evidence that large U.S. banks possess the structural resilience intended by post-GFC regulations.

4To pass the stress test, a bank’s projected CET1 ratio must remain above the regulatory minimum of 4.5% under the severely adverse scenario. For quarterly reporting purposes, minimum CET1 for a “well-capitalized” bank is the sum of the 4.5% minimum, a Global Systemically Important Bank Holding Company (GSIB) surcharge, if any, and a bank specific Stress Capital Buffer (SCB).

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

PORTFOLIO OVERVIEW

May 31, 2026 (Unaudited)

Additional portfolio information of interest to shareholders is available on the Fund’s website at www.preferredincome.com

Fund Statistics
Net Asset Value	$10.20
Market Price	$9.20
Discount	9.80%
Yield on Market Price†	7.25%
Common Stock Shares Outstanding	13,077,326

†at May dividend rate of $0.0556/share

Security Ratings*	% of Managed Assets
A	0.9%
BBB	51.1%
BB	30.6%
Below “BB”	2.2%
Not Rated**	14.3%

Portfolio Ratings Guidelines	% of Managed Assets
Security Rated Below Investment Grade by All***	26.5%
Issuer or Senior Debt Rated Below Investment Grade by All****	7.5%

*Ratings are from Moody’s Investors Service, Inc.

**“Not Rated” securities are those with no ratings available from Moody’s. Excludes common stock and money market fund investments and net other assets and liabilities of 0.9%.

***Security rating below investment grade by all of Moody’s, S&P Global Ratings, and Fitch Ratings.

****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 15% of Net Assets.

Industry Categories	% of Managed Assets

Top 10 Holdings by Issuer	% of Managed Assets
MetLife Inc	3.5%
Citigroup Inc	3.4%
Fifth Third Bancorp	2.9%
Banco Santander SA	2.9%
BNP Paribas	2.8%
Morgan Stanley	2.7%
HSBC Holdings PLC	2.7%
Societe Generale SA	2.6%
Liberty Mutual Group	2.6%
Unum Group	2.4%

% of Managed Assets*****
Holdings Generating Qualified Dividend Income (QDI) for Individuals	63%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	41%

*****This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS

May 31, 2026 (Unaudited)

Shares/$ Par		Value
Preferred Stock & Hybrid Preferred Securities§ — 76.1%
	Banking — 32.7%
$1,400,000	American AgCredit Corporation, 5.25% to 06/15/26 then T5Y + 4.50%, Series A, 144A****	$1,385,223	*(1)(2)(3)
$610,000	Bank of America Corporation, 6.25% to 07/26/30 then T5Y + 2.351%, Series UU	619,553	*(1)(2)
	Capital One Financial Corporation:
13,085	5.00%, Series I	238,932	*(1)
$820,000	3.95% to 09/01/26 then T5Y + 3.157%, Series M	816,193	*(1)(2)(3)
	Citigroup, Inc.:
17,200	6.25%, Series II	429,828	*(1)
$300,000	4.15% to 11/15/26 then T5Y + 3.00%, Series Y	299,510	*(1)(2)
$540,000	6.625% to 02/15/31 then T5Y + 3.001%, Series HH	548,618	*(1)
$540,000	6.75% to 02/15/30 then T5Y + 2.572%, Series EE	545,562	*(1)
$545,000	6.875% to 08/15/30 then T5Y + 2.89%, Series GG	556,306	*(1)
$540,000	6.95% to 02/15/30 then T5Y + 2.726%, Series FF	551,444	*(1)
$810,000	7.00% to 08/15/34 then T10Y + 2.757%, Series DD	840,251	*(1)(2)
$860,000	7.125% to 08/15/29 then T5Y + 2.693%, Series CC	878,777	*(1)(2)
$1,200,000	7.375% to 05/15/28 then T5Y + 3.209%, Series Z	1,240,531	*(1)(2)(3)
$1,225,000	7.625% to 11/15/28 then T5Y + 3.211%, Series AA	1,277,187	*(1)(2)(3)
	Citizens Financial Group, Inc.:
24,600	7.375%, Series H	636,648	*(1)
23,000	6.50% to 10/06/30 then T5Y + 2.629%, Series I	582,820	*(1)
$1,600,000	TSFR3M + 3.41861%, 7.09586%(4), Series C	1,600,353	*(1)(2)
	CoBank ACB:
$415,000	6.25% to 10/01/26 then TSFR3M + 4.92161%, Series I, 144A****	414,935	*(1)(2)
$535,000	6.75% to 07/01/31 then T5Y + 2.62%, Series N, 144A****	539,256	*(1)
$365,000	7.125% to 01/01/30 then T5Y + 2.818%, Series M, 144A****	372,774	*(1)
	Compeer Financial ACA:
$250,000	4.875% to 08/15/26 then T5Y + 4.10%, Series B-1, 144A****	247,376	*(1)
$280,000	7.875% to 02/15/31 then T5Y + 4.155%, Series C-1, 144A****	285,375	*(1)
32,800	ConnectOne Bancorp, Inc., 5.25% to 09/01/26 then T5Y + 4.42%, Series A	813,768	*(1)(2)
27,000	Dime Community Bancshares, Inc., 5.50%, Series A	492,210	*(1)(2)
$435,000	Farm Credit Bank of Texas, 7.00% to 09/15/30 then T5Y + 3.01%, Series B-6, 144A****	448,199	(1)
	Fifth Third Bancorp:
98,960	6.875% to 10/01/30 then T5Y + 3.125%, Series M	2,578,898	*(1)(2)
139,104	TSFR3M + 3.97161%, 7.67122%(4), Series I	3,558,280	*(1)(2)
	First Citizens BancShares, Inc.:
13,600	5.375%, Series A	272,952	*(1)
28,080	6.625% to 03/15/31 then T5Y + 2.83%, Series E	686,556	*(1)
$800,000	7.00% to 12/15/30 then T5Y + 3.301%, Series D	803,963	*(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2026 (Unaudited)

Shares/$ Par		Value
	First Horizon Corporation:
14,500	6.50%, Series E	$349,885	*(1)
20,400	6.75%, Series H	508,980	*(1)
1	FT Real Estate Securities Company, 9.50% 03/31/31, Series B, 144A****	1,120,000
750	First Horizon Bank, TSFR3M + 1.11161%, min 3.75%, 4.79015%(4), Series A, 144A****	568,125	*(1)
166,600	Flagstar Financial, 6.375% to 03/17/27 then 3ML + 3.821%, Series A	3,868,452	*(1)(2)
7,700	Fulton Financial Corporation, 5.125%, Series A	140,833	*(1)
	Goldman Sachs Group:
$545,000	6.125% to 11/10/34 then T10Y + 2.40%, Series Y	548,721	*(1)
$340,000	6.85% to 02/10/30 then T5Y + 2.461%, Series Z	348,928	*(1)
$270,000	7.50% to 02/10/29 then T5Y + 3.156%, Series W	284,288	*(1)
$1,080,000	7.50% to 05/10/29 then T5Y + 2.809%, Series X	1,133,528	*(1)(2)(3)
	Huntington Bancshares, Inc.:
18,800	5.50%, Series L	384,084	*(1)
$280,000	4.45% to 10/15/27 then T7Y + 4.045%, Series G	277,638	*(1)
$280,000	5.625% to 07/15/30 then T10Y + 4.945%, Series F	284,653	*(1)
$270,000	6.25% to 10/15/30 then T5Y + 2.653%, Series K	270,215	*(1)
29,880	6.875% to 04/15/28 then T5Y + 2.704%, Series J	750,884	*(1)(2)
	JPMorgan Chase & Company:
$760,000	6.10% to 07/01/31 then T5Y + 2.08%, Series PP	766,442	*(1)
$1,000,000	6.875% to 06/01/29 then T5Y + 2.737%, Series NN	1,044,585	*(1)(2)(3)
	KeyCorp:
$190,000	5.00% to 09/15/26 then TSFR3M + 3.8676%, Series D	189,987	*(1)
69,411	6.125% to 12/15/26 then TSFR3M + 4.15361%, Series E	1,756,098	*(1)(2)
57,300	6.20% to 12/15/27 then T5Y + 3.132%, Series H	1,447,971	*(1)(2)
	M&T Bank Corporation:
19,600	6.35%, Series K	490,980	*(1)
$500,000	3.50% to 09/01/26 then T5Y + 2.679%, Series I	496,357	*(1)(2)(3)
16,600	5.625% to 12/15/26 then TSFR3M + 4.28161%, Series H	418,984	*(1)(2)
	Morgan Stanley:
13,000	6.625%, Series Q	331,890	*(1)
148,000	6.875%, Series F	3,744,400	*(1)(2)
48,267	7.125%, Series E	1,226,947	*(1)(2)
$444,000	TSFR3M + 3.42161%, 7.09562%(4), Series N	448,228	*(1)(2)
84,266	Pinnacle Financial Partners, Inc., 8.397% to 07/01/29 then T5Y + 4.127%, Series B	2,247,374	*(1)(2)
	PNC Financial Services Group, Inc.:
$560,000	3.40% to 09/15/26 then T5Y + 2.595%, Series T	556,265	*(1)(2)(3)
$2,370,000	6.00% to 05/15/27 then T5Y + 3.00%, Series U	2,372,717	*(1)(2)(3)
$520,000	6.20% to 09/15/27 then T5Y + 3.238%, Series V	527,115	*(1)(2)(3)
$934,000	6.25% to 03/15/30 then T7Y + 2.808%, Series W	954,494	*(1)(2)(3)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2026 (Unaudited)

Shares/$ Par		Value
	Regions Financial Corporation:
111,980	5.70% to 08/15/29 then TSFR3M + 3.40961%, Series C	$2,734,552	*(1)(2)
39,000	6.95% to 09/15/29 then T5Y + 2.771%, Series F	999,180	*(1)
$680,000	State Street Corporation, 6.70% to 03/15/29 then T5Y + 2.613%, Series I	699,630	*(1)(2)(3)
	Synchrony Financial:
39,000	5.625%, Series A	765,570	*(1)(2)
43,400	8.25% to 05/15/29 then T5Y + 4.044%, Series B	1,122,324	*(1)
25,300	Texas Capital Bancshares Inc., 5.75%, Series B	535,854	*(1)(2)
32,600	UMB Financial Corporation, 7.75% to 07/15/30 then T5Y + 3.743%, Series B	878,244	*(1)(2)
	Valley National Bancorp:
5,700	8.25% to 09/30/29 then T5Y + 4.182%, Series C	149,340	*(1)
18,528	TSFR3M + 3.8396%, 7.54035%(4), Series B	460,791	*(1)(2)
17,000	Washington Federal, Inc., 4.875%, Series A	275,400	*(1)(2)
13,515	Webster Financial Corporation, 6.50%, Series G	326,928	*(1)
	Wells Fargo & Company:
25,500	4.70%, Series AA	469,200	*(1)
225	7.50%, Series L	263,997	*(1)
$675,000	6.125% to 06/15/31 then T5Y + 2.34%, Series GG	680,853	*(1)
$1,000,000	6.85% to 09/15/29 then T5Y + 2.767%, Series FF	1,037,023	*(1)(2)(3)
$1,640,000	7.625% to 09/15/28 then T5Y + 3.606%, Series EE	1,726,981	*(1)(2)(3)
49,275	WesBanco, Inc., 7.375% to 10/01/30 then T5Y + 3.795%, Series B	1,265,875	*(1)(2)
17,300	Western Alliance Bancorp, 4.25% to 09/30/26 then T5Y + 3.452%, Series A	417,968	*(1)
22,640	Wintrust Financial Corporation, 7.875% to 07/15/30 then T5Y + 3.878%, Series F	593,621	*(1)
		69,825,657
	Financial Services — 3.1%
	AerCap Holdings NV:
$380,000	6.50% to 01/31/31 then T5Y + 2.441%, 01/31/56, 144A****	388,101	(5)
$805,000	6.95% to 03/10/30 then T5Y + 2.72%, 03/10/55	834,607	(2)(5)
20,400	Affiliated Managers Group, Inc., 6.75% 03/30/64	485,724
	Ally Financial, Inc.:
$650,000	4.70% to 05/15/28 then T7Y + 3.481%, Series C	632,721	*(1)(2)
$730,000	7.10% to 08/15/31 then T5Y + 3.148%, Series D	735,293	*(1)
$550,000	American Express Company, 3.55% to 09/15/26 then T5Y + 2.854%, Series D	547,137	*(1)(2)(3)
10,600	Carlyle Finance LLC, 4.625% 05/15/61	175,430
$690,000	Charles Schwab Corporation, 6.10% to 06/01/31 then T5Y + 2.25%, Series L	691,170	*(1)(2)
	General Motors Financial Company:
$550,000	5.70% to 09/30/30 then T5Y + 4.997%, Series C	550,346	*(1)(2)
$725,000	6.50% to 09/30/28 then 3ML + 3.436%, Series B	725,254	*(1)(2)
19,500	Stifel Financial Corp., 6.25%, Series B	463,515	*(1)(2)
18,780	TPG Operating Group II LP, 6.95% 03/15/64	450,908
		6,680,206

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2026 (Unaudited)

Shares/$ Par		Value
	Insurance — 18.7%
$1,500,000	American International Group, Inc., 8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58, Series A-6	$1,659,318	(2)(3)
$490,000	American National Group, Inc., 7.00% to 12/01/30 then T5Y + 3.183%, 12/01/55	482,469
9,900	Arch Capital Group, Ltd., 5.45%, Series F	196,119	**(1)(2)(5)
12,894	Assurant, Inc., 5.25% 01/15/61	250,273
	Athene Holding Ltd.:
20,000	4.875%, Series D	326,800	*(1)(2)
89,850	6.35% to 06/30/29 then 3ML + 4.253%, Series A	2,209,411	*(1)(2)
26,440	7.25% to 03/30/29 then T5Y + 2.986%, 03/30/64	662,322
15,962	Axis Capital Holdings Ltd., 5.50%, Series E	312,057	**(1)(2)(5)
$610,000	AXIS Specialty Finance LLC, 4.90% to 01/15/30 then T5Y + 3.186%, 01/15/40	595,262	(2)(5)
11,200	CNO Financial Group, Inc., 5.125% 11/25/60	196,448
	Corebridge Financial, Inc.:
$545,000	6.375% to 09/15/34 then T5Y + 2.646%, 09/15/54, 144A****	544,000
$380,000	6.875% to 12/01/30 then T5Y + 3.181%, Series A	390,359	*(1)
$450,000	CVS Health Corporation, 7.00% to 03/10/30 then T5Y + 2.886%, 03/10/55, Series A	469,197
129,700	Delphi Financial Group, TSFR3M + 3.45161%, 7.10268%(4), 05/15/37	3,219,802	(2)
	Enstar Group Ltd.:
42,000	7.00% to 09/01/28 then TSFR3M + 4.27661%, Series D	924,000	**(1)(2)(5)
$400,000	7.50% to 04/01/35 then T5Y + 3.186%, 04/01/45, 144A****	420,465	(5)
$490,000	Enstar Finance LLC, 5.50% to 01/15/27 then T5Y + 4.006%, 01/15/42	484,902	(2)(3)(5)
$430,000	Equitable Holdings, Inc., 6.70% to 03/28/35 then T5Y + 2.39%, 03/28/55	442,946
$1,031,000	Everest Reinsurance Holdings, TSFR3M + 2.6466%, 6.29768%(4), 05/15/37	991,664	(2)(3)
16,200	F&G Annuities & Life, Inc., 7.30% 01/15/65	351,864
$400,000	Fortegra Group, Inc., 9.25% to 11/15/34 then T5Y + 8.72%, 11/15/64, 144A****	392,234
	Global Atlantic Fin Company:
$650,000	7.25% to 03/01/31 then T5Y + 3.55%, 03/01/56, 144A****	646,627
$500,000	7.95% to 10/15/29 then T5Y + 3.608%, 10/15/54, 144A****	503,449
$430,000	Humana, Inc., 6.625% to 09/15/31 then T5Y + 2.891%, 09/15/56	426,555
10,800	Jackson Financial, Inc., 8.00% to 03/30/28 then T5Y + 3.728%, Series A	278,208	*(1)
$1,020,000	Kuvare US Holdings, Inc., 10.469% to 05/01/31 then T5Y + 6.541% , 02/17/51, Series A, 144A****	1,027,476	*
$3,054,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	3,419,287	(2)(3)
	Lincoln National Corporation:
14,500	9.00%, Series D	380,625	*(1)(2)
$360,000	9.25% to 03/01/28 then T5Y + 5.318%, Series C	380,741	*(1)(2)
	MetLife, Inc.:
$3,350,000	9.25% 04/08/38, 144A****	3,927,945	(2)(3)
$2,370,000	10.75% 08/01/39	3,071,354	(2)(3)
$350,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	384,110

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2026 (Unaudited)

Shares/$ Par		Value
32,600	PartnerRe Ltd., 4.875%, Series J	$531,380	**(1)(5)
$275,000	Prudential Financial, Inc., 6.75% to 03/01/33 then T5Y + 2.848%, 03/01/53	291,048	(2)(3)
	Reinsurance Group of America, Inc.:
$295,000	6.375% to 09/15/36 then T5Y + 2.344%, 09/15/56	291,177
$205,000	6.65% to 09/15/35 then T5Y + 2.392%, 09/15/55	207,694
37,160	7.125% to 10/15/27 then T5Y + 3.456%, 10/15/52	942,749	(2)
23,000	RenaissanceRe Holdings Ltd., 4.20%, Series G	347,990	**(1)(2)(5)
	SBL Holdings, Inc.:
$1,025,000	6.50% to 11/13/26 then T5Y + 5.62%, Series B, 144A****	932,502	*(1)(2)(3)
$910,000	9.508% to 05/13/30 then T5Y + 5.58%, Series A, 144A****	876,613	*(1)(2)
	Unum Group:
$4,944,000	Provident Financing Trust I, 7.405% 03/15/38	5,128,155	(2)(3)
23,000	Voya Financial, Inc., 5.35% to 09/15/29 then T5Y + 3.21%, Series B	548,780	*(1)(2)
		40,066,377
	Utilities — 12.4%
$670,000	AES Corporation, 7.60% to 01/15/30 then T5Y + 3.201%, 01/15/55	683,553	(2)
	Algonquin Power & Utilities Corporation:
$900,000	4.75% to 04/18/27 then T5Y + 3.249%, 01/18/82, Series 2022-B	894,515	(2)(3)(5)
58,330	TSFR3M + 4.27161%, 7.96336%(4), 07/01/79, Series 2019-A	1,513,663	(2)(5)
$455,000	AltaGas Ltd., 7.20% to 10/15/34 then T5Y + 3.573%, 10/15/54, 144A****	474,453	(5)
	American Electric Power Company, Inc.:
$200,000	3.875% to 02/15/27 then T5Y + 2.675%, 02/15/62	198,062
$445,000	6.05% to 03/15/36 then T5Y + 1.94%, 03/15/56, Series D	441,509
$845,000	6.95% to 12/15/34 then T5Y + 2.675%, 12/15/54, Series B	903,928	(2)(3)
$650,000	CenterPoint Energy, Inc., 6.85% to 02/15/35 then T5Y + 2.946%, 02/15/55, Series B	686,151	(2)
$320,000	CMS Energy Corporation, 6.50% to 06/01/35 then T5Y + 1.961%, 06/01/55	329,156
	Commonwealth Edison:
$837,000	COMED Financing III, 6.35% 03/15/33	863,144	(2)(3)
	Dominion Energy, Inc.:
$515,000	4.35% to 04/15/27 then T5Y + 3.195%, Series C	514,224	*(1)(2)
$730,000	6.625% to 05/15/35 then T5Y + 2.207%, 05/15/55, Series C	748,189	(2)
$1,125,000	7.00% to 06/01/34 then T5Y + 2.511%, 06/01/54, Series B	1,198,510	(2)(3)
21,700	DTE Energy Company, 6.25% 10/01/85, Series H	532,518
$820,000	Duke Energy Corporation, 6.45% to 09/01/34 then T5Y + 2.588%, 09/01/54	854,593	(2)(3)
$1,245,000	Edison International, 5.00% to 03/15/27 then T5Y + 3.901%, Series B	1,234,815	*(1)(2)
	Emera, Inc.:
$325,000	Emera US Finance LLC, 6.85% to 10/01/36 then T5Y + 2.648%, 10/01/56, Series B	329,619
$1,000,000	EUSHI Finance, Inc., 7.625% to 12/15/29 then T5Y + 3.136%, 12/15/54	1,042,177	(2)(3)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2026 (Unaudited)

Shares/$ Par		Value
	Entergy Corporation:
$445,000	6.10% to 06/15/36 then T5Y + 2.013%, 06/15/56, Series 2025B	$444,642
$920,000	7.125% to 12/01/29 then T5Y + 2.67%, 12/01/54	954,699	(2)(3)
$560,000	Evergy, Inc., 6.65% to 06/01/30 then T5Y + 2.558%, 06/01/55	572,405	(2)
$250,000	Eversource Energy, 6.35% to 08/15/36 then T5Y + 2.325%, 08/15/56, Series B	250,759
$320,000	Exelon Corporation, 6.50% to 03/15/35 then T5Y + 1.975%, 03/15/55	331,462
	NextEra Energy:
	NextEra Energy Capital Holdings, Inc.:
$540,000	6.375% to 08/15/30 then T5Y + 2.053%, 08/15/55, Series S	553,187	(2)(3)
$345,000	6.70% to 09/01/29 then T5Y + 2.364%, 09/01/54, Series Q	355,544
$765,000	6.75% to 06/15/34 then T5Y + 2.457%, 06/15/54, Series R	798,730	(2)(3)
$293,000	TSFR3M + 2.38661%, 6.06062%(4), 06/15/67, Series C	266,278	(2)(3)
	NiSource, Inc.:
$275,000	6.375% to 03/31/35 then T5Y + 2.527%, 03/31/55	281,744
$500,000	6.95% to 11/30/29 then T5Y + 2.451%, 11/30/54	519,631
$520,000	Northwest Natural Holding Company, 7.00% to 09/15/35 then T5Y + 2.701%, 09/15/55	532,081
$565,000	PacifiCorp, 7.125% to 08/15/31 then T5Y + 3.292%, 08/15/56	568,352
	PECO Energy:
$1,150,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	1,188,243	(2)(3)
$685,000	Puget Energy, Inc., 7.25% to 09/15/36 then T5Y + 2.848%, 09/15/56, 144A****	693,184
	Sempra:
$950,000	4.125% to 04/01/27 then T5Y + 2.868%, 04/01/52	941,973	(2)(3)
$545,000	6.40% to 10/01/34 then T5Y + 2.632%, 10/01/54	550,094	(2)
$550,000	6.875% to 10/01/29 then T5Y + 2.789%, 10/01/54	562,046	(2)
	Southern California Edison:
29,700	SCE Trust VII, 7.50%, Series M	738,045	*(1)(2)
19,700	SCE Trust VIII, 6.95%, Series N	471,027	*(1)
$455,000	Spire, Inc., 6.45% to 06/01/36 then T5Y + 2.327%, 06/01/56, Series B	454,492
$455,000	TXNM Energy, Inc., 7.00% to 07/31/31 then T5Y + 3.254%, 07/31/56, 144A****	459,762
$130,000	Vistra Corporation, 7.00% to 12/15/26 then T5Y + 5.74%, Series B, 144A****	131,065	*(1)
21,600	Xcel Energy, Inc., 6.25% 10/15/85	519,048
		26,581,272
	Energy — 4.0%
	Enbridge, Inc.:
$1,425,000	7.375% to 03/15/30 then T5Y + 3.122%, 03/15/55, Series A	1,508,126	(2)(3)(5)
$680,000	8.50% to 01/15/34 then T5Y + 4.431%, 01/15/84, Series 2023-B	778,200	(2)(5)
	Energy Transfer LP:
$420,000	6.75% to 02/15/36 then T5Y + 2.475%, 02/15/56, Series B	428,189
$1,150,000	7.125% to 05/15/30 then T5Y + 5.306%, Series G	1,188,061	(1)(2)(3)
$750,000	8.00% to 05/15/29 then T5Y + 4.02%, 05/15/54	799,508	(2)(3)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2026 (Unaudited)

Shares/$ Par		Value
$1,085,000	Phillips 66 Company, 6.20% to 03/15/36 then T5Y + 2.166%, 03/15/56, Series B	$1,091,538	(2)(3)
	South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 03/01/35 then
$465,000	T5Y + 3.667%, 03/01/55	497,650	(5)
$420,000	Sunoco LP, 7.875% to 09/18/30 then T5Y + 4.23%, Series A, 144A****	438,999	(1)
	Transcanada Pipelines, Ltd.:
$1,420,000	5.50% to 09/15/29 then TSFR3M + 4.41561%, 09/15/79	1,417,449	(2)(3)(5)
$380,000	6.375% to 10/17/36 then T5Y + 2.117%, 10/17/56, Series 2026-B	383,922	(5)
		8,531,642
	Communication — 1.3%
$640,000	Bell Canada, 7.00% to 09/15/35 then T5Y + 2.363%, 09/15/55, Series B	661,436	(2)(5)
$1,270,000	Paramount Global, 6.375% to 03/30/27 then T5Y + 3.999%, 03/30/62	1,080,294	(2)(3)
$480,000	Rogers Communications, Inc., 7.125% to 04/15/35 then T5Y + 2.62%, 04/15/55	497,909	(5)
$390,000	TELUS Corporation, 7.00% to 10/15/35 then T5Y + 2.709%, 10/15/55, Series B	401,691	(5)
		2,641,330
	Real Estate Investment Trust (REIT) — 1.6%
21,000	Adamas Trust, Inc., 6.875% to 10/15/26 then TSFR3M + 6.13%, Series F	508,410	(1)
3,110	Annaly Capital Management, Inc., TSFR3M + 5.25461%, 8.95422%(4), Series F	80,953	(1)
	Arbor Realty Trust, Inc.:
5,189	6.375%, Series D	85,203	(1)
53,931	6.25% to 10/30/26 then TSFR3M + 5.44%, Series F	1,233,402	(1)(2)
61,284	KKR Real Estate Finance Trust, Inc., 6.50%, Series A	1,089,630	(1)(2)
20,500	TPG RE Finance Trust, Inc., 6.25%, Series C	393,395	(1)
		3,390,993
	Miscellaneous Industries — 2.3%
24,680	Apollo Global Management, Inc., 7.625% to 12/15/28 then T5Y + 3.226%, 09/15/53	643,408	(2)
$665,000	FMC Corporation, 8.45% to 11/01/30 then T5Y + 4.366%, 11/01/55	496,168	(2)(3)
	Land O’ Lakes, Inc.:
$240,000	7.25%, Series B, 144A****	220,800	*(1)
$3,630,000	8.00%, Series A, 144A****	3,611,850	*(1)(2)(3)
		4,972,226
	Total Preferred Stock & Hybrid Preferred Securities (Cost $163,513,581)	162,689,703

Contingent Capital Securities† — 21.4%
	Banking — 21.4%
	Banco Bilbao Vizcaya Argentaria SA:
$2,200,000	6.125% to 11/16/27 then SW5 + 3.87%	2,204,943	**(1)(2)(5)
$400,000	7.125% to 05/08/33 then T5Y + 2.985%, Series 16	403,320	**(1)(5)
$1,400,000	9.375% to 09/19/29 then T5Y + 5.099%, Series 12	1,535,527	**(1)(2)(3)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2026 (Unaudited)

Shares/$ Par		Value
	Banco Mercantil del Norte SA:
$550,000	6.625% to 01/24/32 then T10Y + 5.034%, 144A****	$531,195	**(1)(2)(3)(5)
$220,000	7.50% to 06/27/29 then T10Y + 5.47%, 144A****	219,701	**(1)(2)(5)
$490,000	7.625% to 01/10/28 then T10Y + 5.353%, 144A****	492,424	**(1)(2)(5)
$725,000	8.75% to 05/20/35 then T10Y + 4.299%, 144A****	765,351	**(1)(5)
	Banco Santander SA:
$2,000,000	4.75% to 05/12/27 then T5Y + 3.753%, 144A****	2,001,222	**(1)(5)
$1,600,000	7.25% to 06/03/36 then T5Y + 2.837%	1,611,947	**(1)(5)
$1,000,000	8.00% to 08/01/34 then T5Y + 3.911%	1,073,434	**(1)(2)(3)(5)
$1,200,000	9.625% to 11/21/33 then T5Y + 5.298%, 144A****	1,411,543	**(1)(2)(3)(5)
	Bank of Montreal:
$330,000	7.30% to 11/26/34 then T5Y + 3.01%, 11/26/84, Series 5	346,519	**(5)
$645,000	7.70% to 05/26/29 then T5Y + 3.452%, 05/26/84, Series 4	677,362	**(2)(5)
	Bank of Nova Scotia:
$550,000	6.875% to 10/27/35 then T5Y + 2.734%, 10/27/85, Series 7	555,854	**(2)(5)
$512,000	7.35% to 04/27/30 then T5Y + 2.903%, 04/27/85, Series 6	529,024	**(2)(5)
$720,000	8.00% to 01/27/29 then T5Y + 4.017%, 01/27/84, Series 5	761,913	**(2)(3)(5)
	Barclays Bank PLC:
$325,000	4.375% to 09/15/28 then T5Y + 3.41%	315,933	**(1)(5)
$530,000	7.625% to 09/15/35 then SOFR5Y + 3.686%	558,601	**(1)(5)
$330,000	8.00% to 09/15/29 then T5Y + 5.431%	347,456	**(1)(2)(3)(5)
$535,000	9.625% to 06/15/30 then SOFR5Y + 5.775%	592,813	**(1)(5)
$480,000	BBVA Bancomer SA, 5.875% to 09/13/29 then T5Y + 4.308%, 09/13/34, 144A****	471,930	(2)(3)(5)
	BNP Paribas:
$325,000	4.625% to 02/25/31 then T5Y + 3.34%, 144A****	299,149	**(1)(5)
$645,000	7.20% to 04/17/36 then T5Y + 2.942%, 144A****	646,185	**(1)(2)(5)
$3,645,000	7.375% to 09/10/34 then T5Y + 3.535%, 144A****	3,779,424	**(1)(2)(5)
$660,000	7.75% to 08/16/29 then T5Y + 4.899%, 144A****	692,439	**(1)(2)(5)
$240,000	8.50% to 08/14/28 then T5Y + 4.354%, 144A****	253,564	**(1)(5)
$380,000	9.25% to 11/17/27 then T5Y + 4.969%, 144A****	400,249	**(1)(2)(5)
	Canadian Imperial Bank of Commerce:
$465,000	6.95% to 01/28/30 then T5Y + 2.833%, 01/28/85, Series 5	473,116	**(5)
$550,000	7.00% to 10/28/30 then T5Y + 3.00%, 10/28/85, Series 7	566,583	**(2)(5)
$475,000	Credit Agricole SA, 7.125% to 09/23/35 then SOFR5Y + 3.584%, 144A****	490,287	**(1)(5)
	HSBC Holdings PLC:
$325,000	6.00% to 05/22/27 then SW5 + 3.746%	327,526	**(1)(2)(5)
$3,430,000	6.50% to 03/23/28 then SW5 + 3.606%	3,477,612	**(1)(2)(3)(5)
$335,000	6.75% to 05/18/33 then T5Y + 2.513%	336,631	**(1)(5)
$465,000	6.95% to 09/11/34 then T5Y + 3.191%	479,093	**(1)(5)
$640,000	7.00% to 03/24/36 then T5Y + 2.798%	653,492	**(1)(5)
$440,000	7.05% to 12/05/30 then T5Y + 2.987%	450,984	**(1)(5)
$525,000	ING Groep NV, 3.875% to 11/16/27 then T5Y + 2.862%	515,903	**(1)(2)(3)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2026 (Unaudited)

Shares/$ Par		Value
	Lloyds Banking Group PLC:
$475,000	6.625% to 09/27/35 then T5Y + 2.681%	$467,927	**(1)(5)
$1,650,000	8.00% to 03/27/30 then T5Y + 3.913%	1,761,126	**(1)(2)(3)(5)
	NatWest Group PLC:
$275,000	4.60% to 12/28/31 then T5Y + 3.10%, - -	252,190	**(1)(5)
$200,000	8.125% to 05/10/34 then T5Y + 3.752%	218,896	**(1)(5)
	Royal Bank of Canada:
$930,000	6.35% to 11/24/34 then T5Y + 2.257%, 11/24/84, Series 5	898,468	**(2)(3)(5)
$635,000	6.50% to 11/24/35 then T5Y + 2.462%, 11/24/85, Series 7	623,822	**(2)(3)(5)
$400,000	6.75% to 08/24/30 then T5Y + 2.815%, 08/24/85, Series 6	410,238	**(5)
$642,000	7.50% to 05/02/29 then T5Y + 2.887%, 05/02/84, Series 4	666,590	**(2)(3)(5)
	Societe Generale SA:
$700,000	5.375% to 11/18/30 then T5Y + 4.514%, 144A****	669,953	**(1)(2)(3)(5)
$300,000	6.75% to 04/06/28 then SW5 + 3.929%, 144A****	304,034	**(1)(5)
$4,400,000	9.375% to 05/22/28 then T5Y + 5.385%, 144A****	4,654,100	**(1)(2)(3)(5)
	Standard Chartered PLC:
$300,000	4.75% to 07/14/31 then T5Y + 3.805%, 144A****	282,444	**(1)(5)
$1,650,000	7.75% to 02/15/28 then T5Y + 4.976%, 144A****	1,693,715	**(1)(2)(3)(5)
$335,000	Toronto-Dominion Bank, 7.25% to 07/31/29 then T5Y + 2.977%, 07/31/84, Series 4	349,188	**(5)
	UBS Group AG:
$475,000	4.375% to 02/10/31 then T5Y + 3.313%, 144A****	434,222	**(1)(2)(5)
$530,000	7.00% to 07/08/36 then SOFR5Y + 3.321%, 144A****	535,181	**(1)(5)
$200,000	9.25% to 11/13/33 then T5Y + 4.758%, 144A****	231,121	**(1)(5)
		45,703,464
	Total Contingent Capital Securities (Cost $44,505,113)	45,703,464

Corporate Debt Securities§ — 1.7%
	Banking — 0.2%
13,400	Dime Community Bancshares, Inc., 9.00% to 07/15/29 then TSFR3M + 4.951%, 07/15/34	352,018
		352,018
	Insurance — 1.1%
$1,850,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	2,067,175	(2)(3)
$340,000	Universal Insurance Holdings, Inc., 5.625% 11/30/26	337,449
		2,404,624
	Communication — 0.4%
	Qwest Corporation:
19,728	6.50% 09/01/56	384,006
24,920	6.75% 06/15/57	489,528
		873,534

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2026 (Unaudited)

Shares/$ Par		Value
	Total Corporate Debt Securities (Cost $3,402,880)	$3,630,176

Money Market Fund — 0.9%
	BlackRock Liquidity Funds:
1,992,947	T-Fund, Institutional Class, 3.51%	1,992,947
	Total Money Market Fund (Cost $1,992,947)	1,992,947

Total Investments (Cost $213,414,521***)	100.1%	214,016,290
Other Assets and Liabilities, excluding Loan Payable (net)	(0.1)%	(96,530)
Total Managed Assets	100.0%‡	$213,919,760
Loan Principal Balance		(80,600,000)
Net Assets Available To Common Stock		$133,319,760

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2026 (Unaudited)

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**Securities distributing Qualified Dividend Income only.

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2026, these securities amounted to $48,200,793 or 22.5% of total managed assets.

(1)Perpetual security with no stated maturity date.

(2)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $147,423,874 at May 31, 2026.

(3)All or a portion of this security has been rehypothecated. The total value of such securities was $77,075,021 at May 31, 2026.

(4)Represents the rate in effect as of the reporting date.

(5)Foreign Issuer.

†A Contingent Capital Security is a hybrid security with contractual loss-absorption characteristics.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
3ML	—	3-Month Intercontinental Exchange (ICE) London Interbank Offered Rate (LIBOR) USD A/360
SOFR5Y	—	5-year USD ICE Secured Overnight Financing Rate (SOFR) Swap
SW5	—	5-year USD Swap Semiannual 30/360
T5Y	—	Federal Reserve H.15 5-Yr Constant Maturity Treasury Semiannual yield
T7Y	—	Federal Reserve H.15 7-Yr Constant Maturity Treasury Semiannual yield
T10Y	—	Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield
TSFR3M	—	Chicago Mercantile Exchange Inc. (CME) Term SOFR 3-Month

The administrator of U.S. dollar LIBOR, ICE, ceased publication of daily U.S. dollar LIBOR panels after June 30, 2023. For securities where (i) issuers have announced replacement reference rates or (ii) the Adjustable Interest Rate (LIBOR) Act of 2022 was determined by the Adviser to apply, the new reference rate (usually Term SOFR) has been listed as the benchmark. The spread over that benchmark includes any tenor spread adjustment applicable upon benchmark transition. For all other securities, the original reference rate and spread continue to be listed.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2026 (Unaudited)

ASSETS:
Investments, at value (Cost $213,414,521)		$214,016,290
Dividends and interest receivable		1,942,661
Prepaid expenses		96,522
Total Assets		216,055,473

LIABILITIES:
Loan payable	$80,600,000
Interest expense payable	311,317
Payable for investments purchased	1,631,833
Dividends payable to Common Stock Shareholders	28,010
Investment advisory fees payable	100,967
Administration, Transfer Agent and Custodian fees payable	27,254
Professional fees payable	28,960
Accrued expenses and other payables	7,372
Total Liabilities		82,735,713
NET ASSETS AVAILABLE TO COMMON STOCK		$133,319,760

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Total distributable earnings (loss)		$(13,770,214)
Par value of Common Stock		130,773
Paid-in capital in excess of par value of Common Stock		146,959,201
Net Assets Available to Common Stock		$133,319,760

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (13,077,326 shares outstanding)		$10.20

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2026 (Unaudited)

INVESTMENT INCOME:
Dividends†		$2,255,447
Interest		5,011,173
Rehypothecation Income		20,436
Total Investment Income		7,287,056

EXPENSES:
Investment advisory fees	$597,906
Interest expense	1,860,919
Administrator’s fees	111,862
Professional fees	71,018
Insurance expense	39,245
Transfer Agent fees	11,616
Directors’ fees	27,696
Custodian fees	11,862
Compliance fees	17,472
Other	42,559
Total Expenses		2,792,155
NET INVESTMENT INCOME		4,494,901

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the period		152,905
Change in unrealized appreciation/(depreciation) of investments		(1,677,700)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(1,524,795)

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$2,970,106

†For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2026 (Unaudited)	Year Ended November 30, 2025
OPERATIONS:
Net investment income	$4,494,901	$8,239,256
Net realized gain on investments sold during the period	152,905	239,323
Change in net unrealized appreciation/(depreciation) of investments	(1,677,700)	2,058,835
Net increase in net assets resulting from operations	2,970,106	10,537,414

DISTRIBUTIONS:
Dividends paid from distributable earnings to Common Stock Shareholders(1)	(4,686,914)	(8,437,491)
Total Distributions	(4,686,914)	(8,437,491)

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD	$(1,716,808)	$2,099,923

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$135,036,568	$132,936,645
Net increase/(decrease) in net assets during the period	(1,716,808)	2,099,923
End of period	$133,319,760	$135,036,568

(1)May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2026 (Unaudited)

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$2,970,106

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(16,880,389)
Proceeds from disposition of investment securities	16,156,752
Net purchases of short-term investment securities	(636,521)
Increase in dividends and interest receivable	(6,838)
Increase in prepaid expenses	(39,459)
Net amortization/(accretion) of premium/(discount)	41,732
Decrease in interest expense payable	(16,636)
Increase in payable for investments purchased	1,631,833
Increase in payables to related parties	2,909
Decrease in accrued expenses and other liabilities	(59,708)
Change in net unrealized (appreciation)/depreciation of investments	1,677,700
Net realized gain from investments sold	(152,905)
Net cash provided by operating activities	4,688,576

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid (net of reinvestment of dividends, if any, and change in dividends payable) to common stock shareholders from net distributable earnings	(4,688,576)
Net cash used in financing activities	(4,688,576)
Net increase/(decrease) in cash	—

CASH:
Beginning of the period	$—
End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$1,877,555
Reinvestment of dividends	—
Decrease of dividends payable to common stock shareholders	(1,662)

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

Financial Highlights

For a Common Stock share outstanding throughout each period

The accompanying notes are an integral part of the financial statements.

Contained below and on the following page is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2026 (Unaudited)		Year Ended November 30,
			2025	2024	2023	2022	2021
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.33		$10.17	$8.94	$9.40	$12.05	$11.97
INVESTMENT OPERATIONS:
Net investment income	0.34		0.63	0.56	0.55	0.75	0.81
Net realized and unrealized gain/(loss) on investments	(0.11)		0.18	1.24	(0.43)	(2.62)	0.09
Total from investment operations	0.23		0.81	1.80	0.12	(1.87)	0.90
FINANCING OPERATIONS:
Premium from shelf offering, net of offering cost	—		—	—	—	—	0.01
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.36)		(0.65)	(0.57)	(0.58)	(0.78)	(0.83)
Total distributions to Common Stock Shareholders	(0.36)		(0.65)	(0.57)	(0.58)	(0.78)	(0.83)
Net asset value, end of period	$10.20		$10.33	$10.17	$8.94	$9.40	$12.05
Market value, end of period	$9.20		$9.54	$9.19	$7.72	$9.33	$12.51
Total investment return based on net asset value*	2.57	%***	8.87%	21.51%	2.11%	(15.79)%	7.61%
Total investment return based on market value*	0.18	%***	11.27%	27.16%	(11.16)%	(19.49)%	7.50%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$133,320		$135,037	$132,937	$116,893	$122,925	$156,721
Operating expenses including interest expense(1)	4.17	%**	4.62%	5.48%	5.50%	2.66%	1.70%
Operating expenses excluding interest expense	1.39	%**	1.40%	1.52%	1.49%	1.36%	1.25%
Net investment income†	6.72	%**	6.23%	5.80%	6.14%	7.11%	6.61%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	8	%***	17%	19%	10%	8%	13%
Total managed assets, end of period (in 000’s)	$213,920		$215,637	$213,537	$197,493	$203,525	$237,321
Ratio of operating expenses including interest expense(1) to average total managed assets	2.61	%**	2.87%	3.35%	3.26%	1.67%	1.14%
Ratio of operating expenses excluding interest expense to average total managed assets	0.87	%**	0.87%	0.93%	0.88%	0.86%	0.84%

*Following the methodology required by the Securities and Exchange Commission, total return is based upon the Fund’s net asset value or market price per share (excluding the effects of brokerage commissions), as applicable, and assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

**Annualized.

***Not annualized.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 7.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

Financial Highlights

For a Common Stock share outstanding throughout each period

The accompanying notes are an integral part of the financial statements.

	Year Ended November 30,
	2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.88	$10.54	$11.94	$11.00	$11.18
INVESTMENT OPERATIONS:
Net investment income	0.81	0.72	0.73	0.78	0.88
Net realized and unrealized gain/(loss) on investments	0.08	1.37	(1.33)	1.04	(0.18)
Total from investment operations	0.89	2.09	(0.60)	1.82	0.70
FINANCING OPERATIONS:
Premium from shelf offering, net of offering cost	—	—	—	—	—
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.80)	(0.75)	(0.80)	(0.88)	(0.88)
Total distributions to Common Stock Shareholders	(0.80)	(0.75)	(0.80)	(0.88)	(0.88)
Net asset value, end of year	$11.97	$11.88	$10.54	$11.94	$11.00
Market value, end of year	$12.44	$12.25	$10.94	$12.02	$10.72
Total investment return based on net asset value*	8.14%	20.43%	(5.12)%	16.95%	6.35%
Total investment return based on market value*	8.99%	19.64%	(2.18)%	20.81%	7.09%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$152,138	$149,995	$132,230	$149,406	$136,782
Operating expenses including interest expense(1)	2.09%	2.98%	2.71%	2.32%	2.10%
Operating expenses excluding interest expense	1.29%	1.33%	1.28%	1.32%	1.38%
Net investment income†	7.19%	6.32%	6.42%	6.67%	7.86%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	12%	17%	11%	18%	16%
Total managed assets, end of year (in 000’s)	$226,838	$224,695	$206,930	$224,106	$208,782
Ratio of operating expenses including interest expense(1) to average total managed assets	1.37%	1.95%	1.78%	1.55%	1.39%
Ratio of operating expenses excluding interest expense to average total managed assets	0.85%	0.87%	0.84%	0.88%	0.91%

*Following the methodology required by the Securities and Exchange Commission, total return is based upon the Fund’s net asset value or market price per share (excluding the effects of brokerage commissions), as applicable, and assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 7.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2025	$0.0844	$10.32	$9.45	$9.44
January 30, 2026	0.0546	10.35	9.64	9.70
February 27, 2026	0.0546	10.33	9.54	9.52
March 31, 2026	0.0546	9.96	9.04	9.14
April 30, 2026	0.0546	10.20	9.25	9.36
May 29, 2026	0.0556	10.20	9.20	9.19

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	5/31/2026*	11/30/2025	11/30/2024	11/30/2023	11/30/2022	11/30/2021
Total Debt Outstanding, End of Period (000s)(1)	$80,600	$80,600	$80,600	$80,600	$80,600	$80,600
Asset Coverage per $1,000 of Debt(2)	2,654	2,675	2,649	2,450	2,525	2,944

	11/30/2020	11/30/2019	11/30/2018	11/30/2017	11/30/2016
Total Debt Outstanding, End of Period (000s)(1)	$74,700	$74,700	$74,700	$74,700	$72,000
Asset Coverage per $1,000 of Debt(2)	3,037	3,008	2,770	3,000	2,900

*	Unaudited
(1)	See Note 7.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.Organization

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on December 10, 1991, and commenced operations on February 13, 1992 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), including the accounting and reporting principles under ASC 946-10-50-1, and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate a valuation designee to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available.

The net asset value of the Fund’s Common Stock is calculated by the Fund’s Administrator (as defined below) on each day the New York Stock Exchange (“NYSE”) is open for trading, in accordance with the policies and procedures adopted by the Adviser (as defined below), as the Valuation Designee of the Board of Directors (the “Board”) of the Fund. Net asset value is calculated by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Valuation Designee. In determining the evaluated mean value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations (based on the mean of bid and asked price), market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by the Valuation Designee, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities
•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of May 31, 2026 is as follows:

	Total Value at May 31, 2026	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stock & Hybrid Preferred Securities
Banking	$69,825,657	$39,217,498	$30,608,159	$—
Financial Services	6,680,206	1,575,577	5,104,629	—
Insurance	40,066,377	7,927,646	32,138,731	—
Utilities	26,581,272	3,774,301	22,806,971	—
Energy	8,531,642	—	8,531,642	—
Communication	2,641,330	—	2,641,330	—
Real Estate Investment Trust (REIT)	3,390,993	3,390,993	—	—
Miscellaneous Industries	4,972,226	643,408	4,328,818	—
Contingent Capital Securities
Banking	45,703,464	—	45,703,464	—
Corporate Debt Securities
Banking	352,018	352,018	—	—
Insurance	2,404,624	—	2,404,624	—
Communication	873,534	873,534	—	—
Money Market Fund	1,992,947	1,992,947	—	—
Total Investments	$214,016,290	$59,747,922	$154,268,368	$—

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are unaffiliated with the Adviser (as defined below). To assess the continuing appropriateness of security valuations, the Adviser regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, the Valuation Designee evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Prepaid expenses: Prepaid expenses consist primarily of insurance premiums and shelf registration expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses represent expenses incurred to establish the Fund’s shelf registration. Upon filing of an effective shelf registration statement, shelf registration expenses are allocated to paid-in capital for each transaction, if any, on a pro-rata basis based on gross proceeds relative to the total amount offered under the shelf registration. Any unallocated prepaid expense balance associated with the shelf registration are accelerated into expense at the earlier of the end of the registration period or at the effective date of a new shelf registration.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2025, 2024, 2023 and 2022), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (each tax year in the four-year period ended November 30, 2025) are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense, which is included in Other expenses in the Statement of Operations. Excise tax, if any, is disclosed below in Excise Tax. There were no expenses for tax-related interest and penalties for the fiscal year ended November 30, 2025.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2026 and 2025 was as follows:

	Distributions paid in fiscal year 2026		Distributions paid in fiscal year 2025
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Common Stock	N/A	N/A	$8,437,491	$0

As of November 30, 2025, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)
$(14,175,877)	$116,108	$0	$1,558,205

The composition of the Fund’s accumulated realized capital losses as of November 30, 2025, is indicated below. These losses may be carried forward and offset against future capital gains.

No Expiration Short Term	No Expiration Long Term	Total
$2,449,352	$11,726,525	$14,175,877

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $5,731 of federal excise taxes attributable to calendar year 2025 in March 2026.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum potential exposure under these arrangements is unknown. Currently, the Fund does not anticipate recognizing any loss related to these arrangements.

3.Investment Advisory Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% on the first $100 million of the Fund’s average monthly total managed assets and 0.50% of the Fund’s average monthly total managed assets above $100 million.

For purposes of calculating the fees payable to the Adviser, Administrator and Custodian (as defined below), the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY calculates the net asset value of the Fund’s shares of Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY’s services as Administrator, the Fund pays BNY a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

Computershare Inc. (“Computershare”) serves as the Fund’s transfer agent, dividend disbursing agent and registrar (the “Transfer Agent”). As compensation for Computershare’s services as Transfer Agent, the Fund pays Computershare an annual fee in the amount of $20,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund pays each Director, who is not a director, officer or employee of the Adviser, a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.Purchases and Sales of Securities

For the six months ended May 31, 2026, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $16,880,389 and $16,156,752, respectively.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

At May 31, 2026, the aggregate cost of securities for federal income tax purposes was $214,135,785, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,558,670, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,678,165.

5.Common Stock

At May 31, 2026, 240,000,000 shares of $0.01 par value Common Stock were authorized.

There were no Common Stock transactions in the six-month period ended May 31, 2026, and the fiscal year ended November 30, 2025.

6.Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

7.Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Securities Corp. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of May 31, 2026, the committed amount, and amount borrowed, under the Financing Agreement was $80.6 million.

Effective February 21, 2023, the lender charges an annualized rate of the Secured Overnight Financing Rate (“SOFR”), reset daily, plus 0.90% on the drawn (borrowed) balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. The Fund may repay the loan at any time, in whole or in part, at par value plus accrued interest. Accordingly, management has determined that fair value approximates carrying value, which would be classified as Level 2 within the fair value hierarchy. For the six months ended May 31, 2026, the daily weighted average annualized interest rate on the drawn balance was 4.567% and the average daily loan balance was $80,600,000. SOFR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, more than 50% of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with 180 days’ advance notice.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through borrowing under a credit facility, unless immediately thereafter the Fund will have an asset coverage of at least 300%. This requirement is applied at the time the Fund draws on the loan and not on a daily basis. Because the Fund borrows under a privately arranged credit facility, it is not subject to certain limitations imposed by the 1940 Act on paying dividends or making distributions if the asset coverage on its borrowings falls below 300%.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities, thereby decreasing the Fund’s income-generating potential and impairing the Fund’s ability to achieve its investment objective. Even if the Fund obtains replacement financing, it might not be able to purchase replacement securities at favorable prices. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. As of May 31, 2026, Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations. The Fund had rehypothecation income $20,436 for the six months ended May 31, 2026 and $42,842 for the fiscal year ended November 30, 2025.

8.Segment Reporting

In the fiscal year ended November 30, 2025, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Chief Executive Officer and Chief Financial Officer of the Fund act as the Fund’s CODM. The Fund represents a single operating and reporting segment. The CODM monitors the operating results of the Fund as a whole pursuant to the Fund’s investment objective and policies, based on a defined investment strategy which is executed by the Fund adviser’s portfolio managers as a team. The financial information in the form of the Fund’s Portfolio of Investments, total returns, expense ratios, and changes in net assets to common stock resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total Assets,” and significant segment expenses are listed on the accompanying Statement of Operations.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by Computershare as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting Computershare at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, Computershare will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If Computershare commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, Computershare will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to Computershare’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2026, $709 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by Computershare under the Plan.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying Computershare in writing, by completing the form on the back of the Plan account statement and forwarding it to Computershare, or by calling Computershare, directly. A termination will be effective immediately if notice is received by Computershare not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, Computershare will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from Computershare at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 15, 2025. This filing, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-PORT

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters as an exhibit on Form N-PORT, the latest of which was filed for the quarter ended February 28, 2026. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

Meeting of Shareholders

On April 15, 2026, the Fund held its Annual Meeting of Shareholders for the purpose of electing Directors of the Fund. The proposal was approved by the shareholders and the results of the voting are as follows:

Name	For	Withheld
Nicholas Dalmaso	9,023,097	328,590
Kevin M. Maxwell	9,025,565	326,122

Ms. Karen H. Hogan and Mr. R. Eric Chadwick continue to serve in their capacities as Directors of the Fund.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Birth Year	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:
Nicholas Dalmaso 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Birth Year: 1965	Lead Independent Director	Class III Director since 2024	Founder and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (a registered investment advisor) (since 2021); General Counsel of EquityBee, Inc (2022-2023); Founder and General Counsel of M1 Finance, Inc. (a registered broker/dealer) (2014 - 2021).	5

Independent Chair of the Destra Capital Investment Company Boards (3 funds); Independent Chair of the Milliman Variable Insurance Trust Board (2 funds, (2020-2025); Independent Chair of Milliman Funds Trust (2 funds).

Karen H. Hogan 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Birth Year: 1961	Director and Audit Committee Chair	Class II Director since 2016†	Board President, Westchester N.Y. chapter of Young Men’s Service League; and Board Member, A.I.M. by Kyle Abraham, both being nonprofit organizations. Also serves on the boards of various community organizations.	5	None
Kevin M. Maxwell*** 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Birth Year: 1962	Director and Nominating and Governance Committee Chair	Class I Director since 2026	Senior Ministry Consultant, The Augustine Institute, a non-profit organization (2024-2026); Fixed Income Sales, Samuel A. Ramirez & Co., Inc. (a registered broker/dealer) (2023-2024); Fixed Income Sales, Piper Sandler & Co. (a registered investment advisor and broker/dealer) (2018-2023).	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2027 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Directors – three year term expires at the Fund’s 2028 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

Class III Director – three year term expires at the Fund’s 2029 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Securities Fund, Flaherty & Crumrine Total Return Fund, and Flaherty & Crumrine Dynamic Preferred and Income Fund.

***Mr. Maxwell was appointed as a Director of the Funds effective as of the close of business on January 21, 2026.

†Ms. Hogan served as a Class III Director from 2005 - 2016.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Birth Year	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR and OFFICER:
R. Eric Chadwick(1) 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Birth Year: 1975	Director, Chairman of the Board, Chief Executive Officer and President	Class II Director since 2016	Portfolio Manager and President of Flaherty & Crumrine.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2027 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Directors – three year term expires at the Fund’s 2028 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

Class III Director – three year term expires at the Fund’s 2029 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Securities Fund, Flaherty & Crumrine Total Return Fund, and Flaherty & Crumrine Dynamic Preferred and Income Fund.

(1)“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Birth Year	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
OFFICERS:
Chad Conwell 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Birth Year: 1972	Chief Compliance Officer, Vice President and Secretary	Since 2005	Executive Vice President, Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine
Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Birth Year: 1959	Chief Financial Officer, Vice President and Treasurer	Since 2003	Portfolio Manager, Executive Vice President and Chief Financial Officer of Flaherty & Crumrine
Roger Ko 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Birth Year: 1974	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine

*Each officer serves until their successor is elected and qualifies or until their earlier resignation or removal.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited)

Since the Fund’s last annual report to common stock shareholders, there have been no material changes to the Fund’s investment objective, policies or principal risk factors.

Investment Objective and Policies

The Fund’s investment objective is to provide its common shareholders with high current income consistent with preservation of capital. The Fund’s investment objective may not be changed except through an amendment to the Fund’s Articles of Incorporation. Any such amendment would require the affirmative vote of at least 80% of the votes of the Fund’s Common Shares and preferred stock (“Preferred Shares”) entitled to be cast by shareholders, voting together as a single class, and of at least 80% of the votes of the Fund’s Preferred Shares entitled to be cast by shareholders, voting as a separate class; unless such change in investment objective has been approved by the affirmative vote of 80% of the total number of directors of the Fund, in which case only the affirmative vote of a majority of the Common Shares and Preferred Shares entitled to vote, voting together as a single class, is required to approve such amendment. The Fund’s investment policies may be changed by the Fund’s Board of Directors without shareholder approval. However, the Fund’s 80% investment policy described below may only be changed upon 60 days’ prior written notice to the Fund’s shareholders.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (defined below) in a portfolio of preferred and other income-producing securities. Preferred and other income-producing securities may include, among other things, traditional preferred stock, trust preferred securities, hybrid securities that have characteristics of both equity and debt securities, contingent capital securities (“CoCos”), subordinated debt and senior debt. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

The Fund will invest, under normal market conditions, at least 25% of its total assets in companies principally engaged in the financial services sector. For purposes of this policy, a company is “principally engaged” in financial services if it derives at least 50% of its revenue from providing financial services. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, communications and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate considering current market and credit conditions.

The Fund may invest up to 100% of its total assets in securities of U.S. companies, and may also invest up to 30% of its total assets in U.S. dollar-denominated securities issued by companies organized or having their principal place of business outside the United States.

At the time of purchase, at least 85% of the Fund’s total assets will be either (a) rated investment grade by any one of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”) or (b) issued by companies with issuer or senior unsecured debt ratings that are investment grade by any one of Moody’s, S&P or Fitch. In addition, for purposes of this 85% policy, the Fund may include unrated securities that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. Some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative.

The maturities of securities in which the Fund will invest generally will be longer-term (perpetual, in the case of many preferred securities and contingent capital securities, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. The Fund can buy securities of any maturity or duration. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise by 1% and increase in value by 3% if interest rates fall by 1%.

The portion of the Fund’s Managed Assets not invested in preferred and other income-producing securities may be invested in, among other securities, common stocks, money market instruments, money market mutual funds, asset- backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Securities”) and such obligations which are subject to repurchase agreements and commercial paper. Depending on market conditions, these investments may at times have a higher or lower yield than preferred securities and other income-producing securities in which the Fund invests.

Unless designated as a “fundamental” policy or restriction and except as described above, the investment limitations and policies of the Fund may be changed by the Board of Directors without shareholder approval.

Primary Investment Strategies and Techniques

Preferred Securities. Preferred securities share many investment characteristics with both bonds and common stock; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in equity-income funds or both equity funds and bond funds. Similar to bonds, preferred securities, which generally pay fixed- or adjustable-rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, like common stock, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt, and the company can skip or defer dividend or interest payments for extended periods of time without triggering an event of default. Further, different types of preferred securities can be junior or senior to other types of preferred securities in both priority of payment of dividends or interest and/or the liquidation of a company’s assets.

Preferred securities can be structured differently for retail and institutional investors, and the Fund may purchase either structure. The retail segment is typified by $25 par securities that are listed on a stock exchange and which trade and are quoted with accreted dividend or interest income included in the price. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade over-the-counter (“OTC”) and are quoted on a “clean” price, i.e., without accrued dividend or interest income included in the price.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

While preferred securities can be issued with a final maturity date, others (including most traditional preferred stock) are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer.

No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable, and many preferred securities are non-cumulative, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities.

Debt Securities. The Fund may invest in a variety of debt securities, including corporate senior or subordinated debt securities and U.S. government securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.

Contingent Capital Securities. Contingent capital securities or “CoCos” have features similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions that make the securities more like equity. An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Illiquid Securities. The Fund may invest without limit in instruments that lack a secondary trading market or are otherwise considered illiquid. Generally, illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Fundamental Investment Restrictions. The Fund has adopted certain fundamental investment restrictions that may not be changed without the approval of the holders of a majority of the outstanding voting securities, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A “majority of the outstanding voting securities” for this purpose means the lesser of (1) 67% or more of the Common Shares and, if issued, preferred stock (“Preferred Shares”) present at a meeting of the shareholders, voting together as single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding Common Shares and outstanding Preferred Shares, voting together as a single class. A majority of the Fund’s outstanding Preferred Shares for this purpose is more than half of the outstanding Preferred Shares. For purposes of the restrictions listed below, all percentage limitations apply immediately after acquisition, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination or reduction of any security from the Fund’s portfolio. Under its fundamental restrictions:

1. The Fund may not purchase securities (other than Government Securities) of any issuer if as a result of the purchase more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation.

2. The Fund may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer, except that (i) this limitation is not applicable to the Fund’s investments in Government Securities and (ii) up to 25% of the value of the Fund’s total assets may be invested without regard to this 10% limitation.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

3. The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. The Fund may not sell securities short or purchase securities on margin, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5. The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities may be deemed to be an underwriting.

6. The Fund may not purchase, hold or deal in real estate or oil and gas interests, except that the Fund may invest in securities secured by real estate or interests in real estate.

7. The Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the extent permitted by law.

8.The Fund may not lend any funds or other assets, except through purchasing debt securities, lending portfolio securities and entering into repurchase agreements consistent with the Fund’s investment objective.

9. The Fund may not issue senior securities to the extent such issuance would violate applicable law.

10. The Fund may not invest more than 25% of its total assets in securities of issuers in a single industry, except that this limitation will not be applicable to the purchase of Government Securities, provided that the Fund will invest at least 25% of its total assets in the financial services sector.

11.  The Fund may not make any investments for the purpose of exercising control or management of any company.

Except for the investment restrictions set forth above, the Fund’s investment objective and the Fund’s policy of concentrating in the financial services sector, the other policies and percentage limitations referred to in the Prospectus or in the Fund’s SAI are not fundamental policies of the Fund and, unless provided to the contrary in the Fund’s Articles of Incorporation (together with any amendments or supplements thereto, including any articles supplementary, the “Articles of Incorporation”), may be changed by the Fund’s Board of Directors without shareholder approval. In addition, (1) the Fund’s investment objective, (2) the Fund’s status as a diversified investment company (the requirements for which are embodied in investment restrictions nos. 1 and 2 above) and (3) the Fund’s policy of not making any investments for the purpose of exercising control or management of any company (see investment restriction no. 11 above) may not be changed except through an amendment to the Fund’s Articles of Incorporation. Any such amendment would require the affirmative vote of at least 80% of the votes of the Common Shares and Preferred Shares entitled to be cast by shareholders, voting together as a single class, and of at least 80% of the votes of the Preferred Shares entitled to be cast by shareholders, voting as a separate class; unless such change in investment objective has been approved by the affirmative vote of 80% of the total number of directors of the Fund, in which case only the affirmative vote of a majority of the Common Shares and Preferred Shares entitled to vote, voting together as a single class, is required to approve such amendment. The Fund’s 80% investment policy is non-fundamental and may be changed by the Board of Directors without shareholder approval, to become effective on at least 60 days’ written notice to shareholders prior to any such change.

With respect to investment restriction number 10, the Fund, for example, could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials services sector. In addition, the Fund also

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate in light of current market and credit conditions.

Principal Risks of the Fund

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions.

Market Events Risk. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (such as the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted.

Preferred, Contingent Capital and Other Subordinated Securities Risk. Preferred, contingent capital and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

Contingent Capital Securities Risk. Contingent capital securities or “CoCos” have features and risks similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions and restrictions on dividend or interest payments that make the securities more like equity. This is particularly true in the financial sector, the largest preferred issuer segment.

In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors. In addition, interest or dividend payments may be reduced or eliminated if certain earnings or capital levels are breached.

Trust Preferred Securities Risk. Some preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. In some cases, when investing in hybrid-preferred securities issued by trusts or other special purpose entities, the Fund may not have recourse against the operating company in the event that the trust or other special purpose entity cannot pay the obligation and therefore, the Fund may lose some or all of the value of its investments in the hybrid-preferred security.

Concentration Risk. The Fund invests at least 25% of its total assets in the financial services sector. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financial services sector.

Financial Services Sector Risk. The financial services sector is especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, preferred securities and contingent capital securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends or ultimately to redeem its securities (as they mature).

Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

High Yield Securities Risk. Although high yield securities generally pay higher rates of interest than investment grade securities, high yield securities are high-risk investments that may cause income and principal losses for the Fund. High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, for example, leaving few or no assets available to repay high yield bond holders. Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There may be significant differences in the prices quoted for high yield securities by dealers in the market. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are the opinions of such entities. A rating assigned by a rating agency is not an absolute standard of credit quality and does not evaluate a security’s market risk or liquidity. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected redemptions or prepayments. This may lock in a below- market yield, increase the security’s sensitivity to changes in interest rates (“duration”) and further reduce the value of the security. Fixed rate securities with longer durations tend to be more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

The market value of floating-rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

Liquidity Risk. The Fund may invest, without limit, in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet the Fund’s obligations, including potential repayment of leverage borrowings, if any.

Foreign Investment Risk. Because the Fund may invest its assets in foreign instruments, the value of Fund shares can be adversely affected by political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests proceeds from matured, traded or redeemed securities at market interest rates that are below the Fund portfolio’s current earnings rate. For example, during periods of declining interest rates, the issuer of a security may exercise its option to redeem a security, causing the Fund to reinvest the proceeds into lower-yielding securities, which may result in a decline in the Fund’s income and distributions to Common Shareholders.

Selection Risk. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Management Risk. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including: the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return on the holders of the Common Shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; when the Fund uses financial leverage, the management fees payable to the Adviser will be higher than if the Fund did not use leverage; and leverage may increase operating costs, which may reduce total return.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. We cannot predict whether the Common Shares will trade at, above or below net asset value.

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for trading some of the preferred and other income securities owned by the Fund. Preferred, contingent capital and debt securities generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of these securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser, and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Given the risks described above, an investment in the Fund’s Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Portfolio Managers

Since the Fund’s last annual report to common stock shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

The portfolio managers of the Fund are R. Eric Chadwick and Bradford S. Stone.

R. Eric Chadwick CFA, President. Mr. Chadwick has managed preferred and other income-producing securities at Flaherty & Crumrine since 1998. He also serves as Director, Chairman of the Board, Chief Executive Officer and President of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Chadwick earned his B.S. in Economics from the University of Kansas and his M.B.A. from the UCLA Anderson School of Management.

Bradford S. Stone, Executive Vice President. Mr. Stone joined Flaherty & Crumrine in May 2003 after a 20-year career on Wall Street. Since 2006, he has been a member of the firm’s portfolio management team and is responsible for macroeconomic and quantitative research and analysis. He also serves as Chief Financial Officer, Vice President and Treasurer of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Stone earned his A.B. in Economics from Dartmouth College and his M.B.A. from the Wharton School at the University of Pennsylvania.

Fund Organizational Structure

Since the Fund’s last annual report to common stock shareholders, there have been no changes in the Fund’s Articles of Incorporation or By-laws that would delay or prevent a change of control of the Fund.

This report is sent to shareholders of Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

Nicholas Dalmaso

Karen H. Hogan

Kevin M. Maxwell*

* Mr. Maxwell was appointed by the Board effective January 21, 2026.

Officers

R. Eric Chadwick, CFA
Chief Executive Officer and
President

Chad Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Questions concerning your shares of Flaherty & Crumrine Preferred and Income Opportunity Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent & Shareholder Servicing Agent —

Computershare
P.O. Box 43078
Providence, RI 02940-3078
United States
1-866-351-7446 (U.S. toll-free) or
+1 (201) 680 6578 (International)

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of Regulation S-X [17 CFR 210.12-12] is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable for the period covered by this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date	July 28, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date	July 28, 2026

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(Principal Financial Officer)

Date	July 28, 2026

* Print the name and title of each signing officer under his or her signature.